UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2009

SPEEDWAY MOTORSPORTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13582	51-0363307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 Concord Parkway South, Concord, NC	28027
(Address of Principal Executive Offices)	(Zip Code)

(704) 455-3239

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Speedway Motorsports, Inc. (the “Company”) and International Speedway Corporation equally own a joint venture, operating independently as Motorsports Authentics (“MA”), to produce, market and sell exclusive and non-exclusive licensed motorsports collectible and consumer products. The Company uses the equity method to account for its 50% investment in MA.

Grant Thornton LLP (“Grant Thornton”), as the independent registered public accounting firm of MA, issued a report, dated January 28, 2009 (the “Report”), on the audits of the consolidated financial statements of MA for each of the three years ended November 30, 2008, 2007 and 2006 (the “MA Financial Statements”). The Company included the Report and the MA Financial Statements in its Annual Report on Form 10-K for the year ended December 31, 2008 as required by Rule 3-09 of Regulation S-X regarding significant equity investees.

In its fiscal third quarter ended August 31, 2009, for various strategic purposes, MA ceased paying certain guaranteed royalties under several license agreements where estimated royalties payable based on projected sales were less than stipulated guaranteed minimum royalties payable (“unearned royalties”). All earned royalties that were due have been paid. MA has received notices from certain licensors alleging default under the license agreements if MA does not pay unearned royalties within stipulated cure periods. MA is attempting to obtain extensions from licensors where cure periods, including any subsequent extensions, have lapsed or are near termination. MA is attempting to renegotiate its license agreements with essentially all present significant licensors of NASCAR merchandising on terms that allow MA reasonable future opportunities to operate profitably. Should such negotiations not be successful, should MA management decide to allow license defaults to remain uncured or should licensors not grant extended cure periods and exercise their rights under the agreements, MA’s business and its ability to continue operating could be severely impacted. MA is exploring other business strategies to turn its business around. If such efforts are not sufficient or timely, MA could ultimately pursue bankruptcy.

Filed herewith as Exhibit 99.1 (which is incorporated by reference to Exhibit 99.5 of Amendment No. 1 to the Company’s Registration Statement on Form S-4, filed on October 6, 2009) are the historical MA Financial Statements updated to add footnote O concerning the subsequent events discussed above as well as to add an explanatory paragraph in the Report of Independent Registered Public Accounting Firm disclosing that MA is in technical default of certain of its license agreements that are material to the viability of the business, which raises substantial doubt about MA’s ability to continue as a going concern.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm, Grant Thornton LLP.

99.1	Consolidated Financial Statements of Motorsports Authentics, LLC (incorporated by reference to Exhibit 99.5 of Amendment No. 1 to the Registration Statement on Form S-4, filed on October 6, 2009 (File No. 333-161176)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPEEDWAY MOTORSPORTS, INC.
(Registrant)

Date: October 6, 2009	By:	/S/ WILLIAM R. BROOKS
William R. Brooks
Vice Chairman, Chief Financial Officer and Treasurer